Disposal groups classified as held for sale	9 Months Ended
Sep. 30, 2023
Disposal groups classified as held for sale
Disposal groups classified as held for sale

3.    Disposal groups classified as held for sale

During the nine months ended September 30, 2023, the Company’s management committed to a plan to sell the following and:

●	the Company entered into an agreement to sell its ownership interests in National Cardiovascular Partners, including 21 facilities providing outpatient cardiac catheterization and vascular laboratory services, which are included in the U.S. health care service business in the Care Delivery segment, in connection with its Legacy Portfolio Optimization program (as defined below); and
●	the Company signed an agreement in connection with its Legacy Portfolio Optimization program (as defined below) to sell 51 of its renal dialysis clinics in Sub-Saharan Africa currently included in its Care Delivery segment, to a South African hospital group.

Transactions which remain open as of the date of this report are subject to regulatory approvals or certain other closing conditions, but are expected to be completed within a year from the date of classification as assets held for sale.

Immediately before the classification of these disposals as held for sale, an impairment loss was recognized for the agreed-upon divestitures and is included in other operating expenses in the consolidated statements of income (see note 4 for further details). The carrying amounts of the assets in the disposal group for the proposed divestiture of the aforementioned outpatient facilities and laboratory services are recognized at their fair value less costs to sell. The portion of the non-recurring fair value measurement attributable to the Company and its shareholders of €159,430 for this transaction is categorized as level 3 of the fair value hierarchy using the preliminary purchase price. The proposed divestiture of the Company’s clinic network in Sub-Saharan Africa did not result in an impairment loss and the assets are recorded at their carrying amount. As of September 30, 2023 and December 31, 2022, the following assets and liabilities were classified as held for sale:

Assets and liabilities of disposal groups classified as held for sale in € THOUS

	September 30, 2023	December 31, 2022
Cash and cash equivalents	21,106	—
Trade accounts and other receivables from unrelated parties	31,724	—
Property, plant and equipment	17,278	—
Right-of-use assets	27,603	—
Intangible assets	1,934	—
Goodwill (1)	328,082	—
Other	8,784	—
Assets held for sale	436,511	—

Lease liabilities	29,878	—
Provisions and other liabilities	35,143	—
Liability directly associated with assets held for sale	65,021	—

(1)Goodwill was allocated to the disposal groups on a relative fair value basis.

As of September 30, 2023, the accumulated foreign currency translation gains recognized in other comprehensive income related to the disposal groups amounted to €849.